United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2012

UNION FIRST MARKET BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 24, 2012 Union First Market Bankshares Corporation (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2012. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its annual shareholders’ meeting on April 24, 2012. At the annual meeting, the Company’s shareholders: (i) elected each of the persons listed below under Proposal 1 to serve as a Class I directors of the Company for a term that will continue until the 2015 Annual Meeting or the director’s mandatory retirement age, whichever is sooner; (ii) ratified the appointment of Yount, Hyde & Barbour, P. C. as the Company’s independent registered public accounting firm for 2012; and (iii) approved the advisory (non-binding) vote on compensation of the executives disclosed in the Company’s 2012 Proxy Statement.

The Company’s independent inspector of elections reported the vote of the shareholders as follows:

Proposal 1: To elect four Class I directors to serve until the 2015 Annual Meeting:

Nominees:	Votes FOR	Votes WITHHELD	Broker Non-Votes
Douglas E. Caton	16,693,098	695,138	3,238,923
David J. Fairchild	16,938,133	450,103	3,238,923
R. Hunter Morin	16,702,928	685,308	3,238,923
Ronald L. Tillett	17,265,831	122,405	3,238,923

Proposal 2: To ratify the appointment of Yount, Hyde & Barbour, P. C. as the Company’s independent registered public accounting firm for 2012:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
20,415,311	110,758	101,090	0

Proposal 3: To approve, in an advisory (non-binding) vote, the compensation of executives disclosed in the Company’s 2012 Proxy Statement:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
13,361,917	3,780,365	245,954	3,238,923

The Company holds an annual (non-binding) advisory vote until the next required vote on the frequency of such votes.

Item 8.01	Other Events.

On April 25, 2012, the Company issued a press release announcing the declaration of a quarterly dividend payable on May 31, 2012 to shareholders of record as of May 18, 2012. A copy of the press release is attached as Exhibit 99.2 hereto and is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Union First Market Bankshares Corporation press release dated April 24, 2012

99.2	Union First Market Bankshares Corporation press release dated April 25, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION FIRST MARKET BANKSHARES CORPORATION

Date: April 26, 2012	By:	/s/ D. Anthony Peay
D. Anthony Peay
Executive Vice President and
Chief Financial Officer